

Canterbury Park Holding Corporation
NASDAQ: CPHC

2025 Annual Meeting
June 2025

CANTERBURY PARK

Cautionary Statement

From time to time, in reports filed with the SEC, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans which are typically preceded by the words "believes, expects, anticipates, intends" or similar expressions. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that such forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements, including those set forth in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2024.

These presentation materials use the terms "EBITDA" and "adjusted EBITDA." Neither EBITDA nor adjusted EBITDA are measures of performance calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). They should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. Definitions of EBITDA and adjusted EBITDA can be found on pages 7 and 10 of this presentation along with a table reconciling these non-GAAP financial measures to GAAP.

Canterbury Park At a Glance

Premier Twin Cities Gaming & Entertainment Destination	Compelling Financial Profile	Strong Growth Outlook
• 2 million adults within 30-minutes • 18,000 sq. ft. gaming facility • 34 Las Vegas-style table games and 27 poker tables(1) • Profitable Horse racing, Entertainment & Food and Beverage operations	• 14.3% Casino revenue CAGR (2020-2024) • 16.6% Adjusted EBITDA margin in 2024 • Pristine balance sheet with $15.1 million cash position and $19 million TIF receivable • Meaningful near-term JV cash flow	• Opportunity to pursue gaming expansion in Minnesota and diversification of business • Creating entertainment hub as central part of Canterbury Commons development • ~50 acres of developable land

18,000	34 / 27	25+	85k sq. ft.	~50
Sq. Ft. of Gaming Space	Las Vegas-Style Table Games / Poker Tables	Food & Beverage Outlets(2)	Customizable Event Space	Acres of Excess Land for Development

(1) Reflects average count for 2024
(2) Four offerings always available, with remaining outlets open for select events.

CANTERBURY PARK

Investment Highlights

Profitable Casino

- Poker games, unbanked table games (Blackjack, Baccarat and Ultimate Texas Hold'em, etc.)
- Efficiency initiatives helping to maintain healthy operating margins
- **Implementing new and expanded marketing programs targeting new players and increased visitation from high-value current players**

Profitable Pari-Mutuel Horse Racing, Entertainment and F&B Operations

- 51 live racing days planned for 2025 meet
- 25+ food and beverage outlets and over 85,000 square feet of event space
- 70+ special event days and 300+ catering clients annually
- **Expanding calendar of mid- and large-scale events including a number of entertainment events with record attendance in recent months**

Actively Converting Real Estate to Shareholder Value

- **50 remaining acres of land for future development**
- Can accommodate multiple uses including residential, retail, mixed-use, office and entertainment

$10 per Share of Unrecognized Value[1]

- $15 million, or **$3.04 per share**, of cash and short-term investments on balance sheet
- More than $19 million, or **$3.80 per share**, in tax increment financing receivable on balance sheet
- Have contributed approximately $16 million, or **$3.16 per share**, in land and cash to our real estate joint venture development projects
- Does not include ~50 acres of land held for future development that is carried on balance sheet on a cost basis

Attractive Cash Generation and Financial Profile

- Consistent annual cash flow generation with TTM Adjusted EBITDA of $9.0 million[2] (TTM margin of 14.8%)
  - Annual cash flow expected to improve in 2025 and beyond with completion of barn relocation and other large capital improvement projects
- Consistently returning through quarterly cash dividend that totaled $0.28 per share in 2024
- **Book value per share of $16.56 reflects cost basis of land, not current market value**

(1) As of March 31, 2025
(2) TTM for the period ended March 31, 2025

2024 Financials

Year End 2024 Results

- Net revenues increased 0.2% Y/Y to $61.6M
- Net income decreased $8.5M Y/Y to $2.1M
- Adjusted EBITDA decreased $0.2M Y/Y to $10.2M
- Adjusted EBITDA as a percentage of total revenue was 16.6%

Quarterly Results Summary

- 1Q24
  - Net revenues increased 6% to $14.1M, net income decreased 64% to 1.0M and adjusted EBITDA increased 14% to $3.2M, Y/Y
  - Results reflect significantly better weather compared to prior-year period and strong attendance at events and entertainment offerings
- 2Q24
  - Net revenues decreased 1% to $16.2M, net income decreased 94% to $0.3M and adjusted EBITDA increased 1% to $2.4M, Y/Y
  - Results reflect a decrease in table games drop, partially offset by year-over-year increases in Pari-mutuel revenue and increases in F&B and Other revenue
- 3Q24
  - Net revenues increased 0.1% to $19.3M, net income increased 78% to $2.0M and adjusted EBITDA increased 2.8% to $3.3M, Y/Y
  - Results reflect largely stable Casino trends and increases to Pari-mutuel, F&B and Other revenue
- 4Q24
  - Net revenues decreased 4% to $12.0M, net income decreased 191% to $(1.2)M and adjusted EBITDA decreased 35% to $1.3M, Y/Y
  - Results reflect increased competition in the market that impacted Casino operations and a decline in Pari-mutuel revenues partially offset by increases in F&B and Other revenues
  - Results also reflect a $2.1 million loss primarily related to the Company's share of depreciation, amortization and interest expense from the Doran Canterbury JVs compared to a gain $0.9 million related to insurance proceeds received by the Doran Canterbury I JV.

2024 P&L

($ in thousands, ex. per share)	Twelve Months Ended December 31,	
	2024	2023
Net revenue	$61,562	$61,437
Operating expenses	$56,862	$56,426
Gain on Transfer/Sale of Land	$1,732	$6,490
Income from operations	$6,433	$11,501
Other (Loss) income, net	$(3,396)	$3,479
Net income	$2,113	$10,563
Basic EPS	$0.42	$2.15
Diluted EPS	$0.42	$2.13

CANTERBURY PARK

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 7 of this presentation.

2024 Adjusted EBITDA Reconciliation

($ in thousands)	Twelve Months Ended December 31,	
	2024	2023
Net income	$2,113	$10,563
Interest income, net	(2,072)	(1,978)
Income tax expense	924	4,417
Depreciation	3,621	3,145
EBITDA	4,586	16,147
Stock-based compensation	1,447	1,378
Gain on insurance proceeds related to equity investments	-	(4,228)
Gain on transfer / sale of land	(1,732)	(6,490)
Loss on disposal of assets	49	157
Depreciation and amortization related to equity investments	3,087	1,753
Interest expense related to equity investments	2,797	1,727
Adjusted EBITDA	$10,234	$10,446
Adjusted EBITDA % of net revenue	16.6%	17.0%

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income (net of interest expense), income tax expense, depreciation and amortization, as well as excluding stock-based compensation (which includes our 401(k) match expense as this match occurs in Company stock), gain on insurance proceeds relating to equity investments, gain on disposal of assets, gain on the transfer or sale of land, depreciation and amortization related to equity investments, and interest expense related to equity investments. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net revenues. Neither EBITDA, Adjusted EBITDA, or Adjusted EBITDA margin are measures of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table below, which presents reconciliations of these measures to the GAAP equivalent financial measure, which is net income. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA or Adjusted EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.

1Q25 Financials

Quarterly Performance Challenged Compared to Prior-Year Due to Increased Casino Competition

- Casino: total revenues decreased 9% Y/Y due to impact from recent new competition in the market
- Racing and Pari-Mutuel: total revenue decreased 8% Y/Y reflecting fewer races nationally which impacted Pari-mutuel revenues
- F&B: total revenue decreased 6% Y/Y reflecting lower spend compared to the year-ago period
- Other: 9% Y/Y growth reflecting strong event admission revenues
- Net revenue decreased 7% to $13.1M
- Adjusted EBITDA decreased 40% Y/Y to $1.9M
- Adjusted EBITDA as a percentage of total revenue was 14.8%

Healthy Quarter-End Financial Position

- $15.4M in cash, cash equivalents and short-term investments
- $19.2M in TIF receivables
- No long-term debt
- $0 balance on Company's line of credit
- Line of credit offers availability up to $5M through January 31, 2027

1Q25 P&L

($ in thousands, ex. per share)	Three Months Ended March 31,	
	2025	2024
Net revenue	$13,142	$14,098
Operating expenses	$12,492	$12,336
Income from operations	$650	$1,762
Other Loss, net	$(1,130)	$(314)
Net (loss) income	$(299)	$998
Basic EPS	$(0.06)	$0.20
Diluted EPS	$(0.06)	$0.20

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 10 of this presentation.

CANTERBURY PARK

1Q25 Adjusted EBITDA Reconciliation

($ in thousands)	Three Months Ended March 31,	
	2025	2024
Net (loss) income	$(299)	$998
Interest income, net	(443)	(539)
Income tax (benefit) expense	(181)	450
Depreciation	931	851
EBITDA	8	1,761
Stock-based compensation	382	346
Depreciation and amortization related to equity investments	772	528
Interest expense related to equity investments	777	578
Adjusted EBITDA	$1,939	$3,213
Adjusted EBITDA % of net revenue	14.8%	22.8%

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income (net of interest expense), income tax expense, depreciation and amortization, as well as excluding stock-based compensation (which includes our 401(k) match expense as this match occurs in Company stock), gain on insurance proceeds relating to equity investments, depreciation and amortization related to equity investments and interest expense related to equity investments. Neither EBITDA nor Adjusted EBITDA is a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table below, which presents reconciliations of these measures to the GAAP equivalent financial measure, which is net income. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA or Adjusted EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.

1Q25 Balance Sheet

($ in thousands)	March 31, 2025	December 31, 2024
Cash and short-term investments	$15,353	$15,076
Restricted cash	5,138	3,612
Other current assets	6,073	5,725
Current assets	26,564	24,413
TIF receivable	19,240	18,898
Other long-term assets	66,555	66,612
Total assets	$112,358	$109,923
Current liabilities	12,462	10,674
Total liabilities	$28,610	$25,834
Stockholders' equity	83,748	84,089
Total liabilities and stockholders' equity	$112,358	$109,923
Current Ratio	2.13	2.29

Business Update



CANTERBURY PARK

Casino Overview and Update

60+ Las Vegas-style table games and poker tables

- Canterbury can operate up to 80 table games, with betting limits of $100 for poker and $300 for table games
- Current game mix reflects space limitations and potential legislation to incorporate new types of games
- Games operated on an unbanked basis
- Implementing strategies to offset impact of recent new competition in the market

Las Vegas-Style table games generate average win per day in excess of $2,000

Player database of nearly 36,000 unique visitors

- Sophisticated segmentation program to drive visitation from new and lapsed players, and increased visitation and spend from current players
- Roughly 30% of Casino play is unrated



Revenue by Game Type ($ in mm)
$15.2
$4.7
$28.9
$9.2
$29.7
$10.5
$29.3
$10.5
$28.0
$10.8
2020
2021
2022
2023
2024
Table Games
Poker Games



WPD by Game Type
$1,983
$888
$2,188
$928
$2,218
$802
$2,576
$788
$2,331
$797
2020
2021
2022
2023
2024
Table Games
Poker Games



Table Game Player ADT
$127
$153
$158
$153
$143
2020
2021
2022
2023
2024

CANTERBURY PARK

Pari-Mutuel Overview and Update

Canterbury Park is the only thoroughbred racetrack in Minnesota

Racing revenue generated from several sources:

- Live racing across 50+ day meet
- 24/7 simulcasting
- % of ADW wagers in the state
- Out of state wagering on Canterbury's live racing product

Revenue from live and simulcast racing as well as out of state wagering comes via pre-determined takeout percentages on handle

Live Racing Admissions Revenue ($ in mm)



$0.2
$0.9
$1.2
$1.3
$1.4
2020
2021
2022
2023
2024

Live Racing/Simulcast/OOS Handle ($ in mm)



$64.9
$14.1
$82.4
$19.9
$8.5
$87.8
$19.2
$9.8
$39.2
$18.4
$7.9
$44.9
$18.0
$8.1
2020
2021
2022
2023
2024
Live Racing
Simulcast
OOS

CANTERBURY PARK

F&B Overview and Update

Canterbury F&B operations focus on four core opportunities

- Gaming guests
- Live racing fans
- Special event attendees
- Onsite catering groups

Facility includes 20+ F&B venues

Catering revenue has increased significantly over last five years reflecting more larger-scale events and entertainment offerings



F&B Revenue ($ in mm)
$2.4
$6.2
$8.2
$7.8
$8.0
2020
2021
2022
2023
2024



Level 1
TRACKSIDE
1. Track Snack
2. Winners' Circle Bar
3. Bud Light Bar
4. Sweets on Track
5. Pizza and Pasta
6. Lucky's Gift Shop
7. Cutwater Club
8. Paddock Gardens Conference Room
9. Bo Diddley's Pub and Deli
10. Chips Restaurant
Level 2
MEZZANINE
11. Chips Bar
12. Bud Light Outdoor Bar
13. Track Snack
14. Horseshoe Bar
15. Canterbury Classics
16. Chalk Pub
17. Pub Grub
Level 3
CLUBHOUSE
18. Home Stretch
19. Paddock Bar

Canterbury Park Site Map


EXISTING PARKING
EXPO CENTER
RACETRACK & CASINO
TRIPLE CROWN PHASE 1
TRIPLE CROWN PHASE II
TRACKSIDE DEVELOPMENT PARCEL
EXISTING HORSE TRACK
+/- 5.0 acres
+/- 5.8 acres
TOWNHOME DEVELOPMENT
AMPHITHEATER
PROPOSED BARNS
EXISTING BARNS
FUTURE DEVELOPMENT AREA
+/- 15.0 acres
FUTURE ENTERTAINMENT DISTRICT
+/- 25.0 acres
+/- 1.8 acres
CANTERBURY PARK
LIVE
1 Triple Crown Phase 1
2 Triple Crown Phase 2
3 Canterbury Crossing Community
4 Artessa Co-Op Community
5 OMRY Senior Living
STAY
6 Next Steps Learning Center
7 Future potential hotel
WORK
8 Greystone Office
9 New Office
PLAY
10 Racetrack & Casino
11 Amphitheater
12 Brewery / Restaurant
13 Two Restaurants / Fitness
14 Boardwalk Kitchen & Bar
Excess Land
15 Trackside Development Parcel
16 Future Development Area (15 Acres)
17 Future Entertainment District (25 Acres)
JV Excess Land
18 1.8 acres

CANTERBURY PARK

Unrecognized Per Share Value of Canterbury Real Estate

Pure land sales are a valuable monetization option for the excess real estate surrounding Canterbury Park

14 acres of land sold for consideration of approximately $3.5 million (2021 and 2022)

- In April 2021, the Company closed on sale of approximately 10 acres for total consideration of $2.5 million
- In May 2021, the Company closed on the remaining four acres for total consideration of approximately $1.1 million
- Implied value of raw land is roughly $250,000 per acre

Roughly 37 acres of land sold for consideration of approximately $8.8 million (2023)

- Implied value of raw land is roughly $240,000 per acre

Roughly 3.5 acres of land transferred for consideration of approximately $2.3 million (2024)

- **Implied value of pad ready land is roughly $650,000 per acre**

Outright Land Sale – Representative Value Scenario	
Available Pad Ready Acreage	32
Pad Ready Value per Acre[1]	$650,000
Total Pad Ready Land Value	$20.8M
Available Raw Acreage	15
Raw Land Value per Acre[2]	$240,000
Total Raw Land Value	$3.6M
Total Land Value	$24.4M
Shares Outstanding	5.1M
Land Value per Share	**$4.82**

(1) Pad ready land value per acre based on land transfer in 2024
(2) Raw land value per acre based on land sales from 2021 through 2023

Unrecognized Per Share Value of Canterbury Joint Ventures/TIF Receivable

Land transfers to JVs is a valuable monetization option for excess real estate surrounding Canterbury Park

Doran (Triple Crown Apartments)

- CPHC contributed 13 acres of land at per acre value of $228,000 for Phase 1
- Doran exercised option for Phase 2 in August 2020
- CPHC contributed 10 acres to joint venture at per acre value of $259,000
- Land represents Canterbury's equity contribution to JV
- CPHC anticipates return on investment through cash flow from JV

Greystone Construction (Winners Circle)

- CPHC contributed 13 acres of land to joint venture at per acre value of $261,000
- CPHC to hold roughly 62% interest in joint venture
- Land represents Canterbury's equity contribution to joint venture
- CPHC anticipates return on investment through cash flow from JV

Trackside (Boardwalk Kitchen & Bar)

- CPHC contributed 3.5 acres of land to joint venture at per acre value of $650,000
- CPHC to hold 50% interest in joint venture
- Land represents Canterbury's equity contribution to joint venture
- CPHC anticipates return on investment through cash flow from JV

Equity Investments and TIF Receivable[1]	
Acres in Joint Ventures (Equity Investments)	40
Land Contribution into Triple Crown Apartments JVs (I and II) – 23 acres	$6.4M
Land Contribution into Southwest Development JV – 13 acres	$3.4M
Land Contribution to Trackside Holdings JV	$2.3M
Member Loans' Contributions	3.9M
TIF Receivable, inclusive of interest	$19.2M
Total Book Value of Equity Investments and TIF Receivable	$35.2M
Shares Outstanding	5.1M
Book Value of Equity Investments and TIF Receivable per Share	**$6.96**

NOTE: Values as of March 31, 2025

CANTERBURY PARK

Real Estate: Completed Joint Venture Projects

	Completed					Proposed / Underway	
	Triple Crown Residences	Greystone HQ	Bravis Modern Street Food & Badger Hill Brewing	The OMRY Active Senior Living	OG Zaza, Mr. Pig Smokery, Discover Strength	Greystone Office Building II	Boardwalk Kitchen & Bar
JV Partner	Doran	Greystone	Greystone	Greystone	Greystone	Greystone	Trackside Holdings
Description	636-unit luxury gated apartment community	28,000 sq. ft. office building	Restaurant / Brewery	156-unit senior living center	Restaurant/ Fitness Center	28,000 sq.ft. office building	16,000 sq.ft event space
Opening Date	June 2020 / March 2024	September 2021	July 2023	December 2023	January 2025	Summer 2025	June 2025
Canterbury Ownership %	27.4%	28.4%	28.4%	10.0%	29.6%	19.3%	50%

CANTERBURY PARK

Triple Crown Apartments

Phase II Opened for Occupancy in 2024

- 95% of 305 units leased

Phase I Repairs Completed Open for Occupancy

- Certificate of occupancy received in January 2025
- 29% of 321 units leased

Facility Includes

- 626 units
- Clubhouse
- All-season indoor spa & sauna
- Indoor & outdoor pools
- Fully equipped gym
- Pet friendly community





Winners Circle

Canterbury DBSV Development joint venture with Greystone Construction

- Canterbury holds 62% equity ownership
- 13 acres across seven pad sites

New construction:

- 28,000 square-foot office building
  - Approximately 50% leased

Completed spaces:

- 28,000 sq. ft. Greystone Construction office
  - Headquarters for Greystone Construction; Rayus Diagnostics additional tenant
- Badger Hill Brewing & Bravis Modern Street Food
  - Taproom
  - Authentic Mexican restaurant
- The OMRY Active Senior Living
  - Senior living facility with 156 units
- Mr. Pig Smokery, OG Zaza & Discover Strength
  - Fully opened January 2025







Boardwalk Kitchen & Bar

Newest trackside joint venture with Trackside Holdings LLC

- Canterbury holds 50% equity ownership with a 6% guaranteed preferred return
- 3.5 acres of trackside land

New construction:

- 16,000 square-foot project that will include
  - New music venue
  - Restaurant
  - Bar

Scheduled to open June 2025


BOARDWALK
KITCHEN & BAR



CANTERBURY PARK

Third Party Development Overview

	Canterbury Crossing	Artessa	Next Steps Learning Center	Amphitheater
Developer	Pulte	Lifestyle Communities	Greystone	Swervo
Description	109-unit residential rowhome community	44-unit co-op senior living community	Pre-school	19,000 capacity state-of-the-art amphitheater
Status	Completed	Pre-sale	Completed	Under Construction
Opening Date	Late 2021	TBD	November 2023	2026

CANTERBURY PARK

Amphitheater and Adjacent Land

State-of-the-Art Outdoor Venue to Anchor Development

- Capacity for 19,000 fans
- Largest outdoor constructed music venue in Minnesota
- Live Nation to operate and expects to attract 30-40 shows per year

Barn Relocation to Allow Development of Prime Land

- $15 million project
- Over 300 stalls completed and in operation
- Balance of planned backside improvements on schedule to be completed in 2Q 2025
- Allows for continued horse racing while moving barns closer to the racetrack

New Road to Access Development Parcels

- New road adjacent to amphitheater nearing completion
- Will unlock roughly 25 acres of additional land for development







CANTERBURY PARK


CANTERBURY PARK
$1,000
SHAKOPEE, MN

Appendix

Canterbury Park Timeline

1994 | 1995 | 2000 | 2014 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 | 2026



1994

Sampson family and Dale Schenian purchase a closed Canterbury Downs Racetrack

Canterbury Park becomes officially incorporated and acquires the Racetrack on March 29th before the Company's IPO on August 25th (priced at $4/share)

1995

Live meets and related pari-mutuel wagering commence during May – September season





CARD CASINO
CANTERBURY PARK

2000

Opening of Canterbury Casino

2014

Opening of Expo Center



2018

Canterbury Crossing Development Begins

Establish TIF agreement with City of Shakopee

Break ground on Phase I of Triple Crown Apartments

2019

Casino renovation is completed



2020

Triple Crown Apartments (Phase I) open

Canterbury Crossing Community breaks ground



2021

Greystone Office opens



2022

The OMRY Senior Living Community breaks ground

Triple Crown Apartments (Phase II) breaks ground

2023

Bravis Modern Street Food & Badger Hill Brewing open

The OMRY Senior Living Community open

Groundbreaking of amphitheater, Next Steps Learnings Center

2024 – 2025

Triple Crown Apartments (Phase II) open

OG Zaza, Mr. Pig Smokery, Discover Strength Open

Boardwalk Kitchen & Bar development begins

Phased stable area relocation begins



2026

Expected amphitheater opening

CANTERBURY PARK

Diverse Business Model

Casino
- 61* total tables operating 24 / 7
- Table games include Blackjack, Baccarat and Ultimate Texas Hold'em, etc.
- Poker games include Texas Hold'em, Omaha Hi-Lo, Seven Card Stud, etc.
- Known for friendly dealers and comfortable environment
- TTM revenue of $37.9 million**

Real Estate Development
- ~50 remaining acres available for future development
- Current project status
  - Amphitheater under construction
  - Construction of new road nearing completion
  - New office building under construction in Winners Circle development
  - New trackside entertainment development under construction

Racing
- Live, 51-date race meet from May to September
- Year-round race simulcasting
- Average daily attendance on live racing dates of approximately 5,000 guests

Hospitality & Entertainment
- 25+ food and beverage outlets, including self-managed and leased venues
- More than 85,000 square feet of flex space for events, trade shows, conferences, meetings and galas
- Unique and intimate outdoor concert viewing experience
- 70+ special event days per year
- 300+ catering clients annually







*Minnesota statute allows for up to 80 tables
**TTM for the period ended March 31, 2025

CANTERBURY PARK

Casino Overview

Table and poker games**

- 34 table games
- 27 poker tables
- Casino games are "unbanked"
- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- $300 per hand bet limit ($100 for poker)

Financial performance (TTM)

- Revenue of $37.9 million*

Key growth drivers

- Re-focused and expanded marketing programs targeting, attracting and retaining new customers and increasing visitation from high-value guests
- Guest frequency / market penetration / higher ADT players
- Floor enhancements and updated game mix



*TTM for the period ended March 31, 2025

Q&A


PLAYER
BANKER
PLAYER
BANKER



CANTERBURY PARK

CANTERBURY PARK SHAKOPEE, MINN

Canterbury Park Development

Summer 2025



Canterbury Park Development: Anchored by Racing, Casino & Events


RACING




CASINO


EVENTS



CBY PARK

Canterbury Park: Aerial Comparison

October 2019


Canterbury Park

March 2025



Canterbury Park: Masterplan



EXISTING PARKING
EXPO CENTER
CANTERBURY PARK
EXISTING HORSE TRACK
TRIPLE CROWN PHASE I
FUTURE TRACKSIDE DEVELOPMENT
TOWNHOME DEVELOPMENT
FUTURE TRACKSIDE DEVELOPMENT
PROPOSED AMPHITHEATER
FUTURE DEVELOPMENT
PROPOSED BARNS
EXISTING BARNS
FUTURE ENTERTAINMENT DISTRICT
CANTERBURY PARK
CONFLUENCE

Canterbury Park: Initial Development


DJI_0191

Shenandoah Drive & Triple Crown Apartments


Canterbury
Development Projects:
THE
TRIPLE CROWN
RESIDENCES AT CANTERBURY

Canterbury Park: Winners Circle Development


August 2020


GREYSTONE


December 2020
GREYSTONE
CONSTRUCTION

13 acres – 7 pads – Greystone Construction Office

Canterbury Park Development

Summer - 2023


New Office: Under Construction
New Parking Lot
The Boardwalk Bar & Restaurant Const Summer
Office: Built 2021
636 Apartments – Triple Crown
109 Townhomes – 50 built
44 Senior Co ops - Approved
Bravis Craft Mexican Kitchen
Badger Hill Brewery
New Restaurant Building: BBQ/Pizza/Fitness
144 Apartments – Omry Apartments
Available
Pocket Park & Overlook: Phase
Next Steps Pre-School

New Restaurants & Retail


RETAIL/RESTAURANT AWARD
WINNER
Minnesota
REjournal
2024
Real Estate
BADGER HILL
Bravi's
GREYSTONE
CONSTRUCTION
BOARDWALK
KITCHEN & BAR
MR PIG'S
SMOKERY
OG
ZaZa
DISCOVER STRENGTH
SHAKOPEE
NEXT STEPS

CBY PARK

Winners Circle Development: New Restaurants & Retail


Friday, Feb 7th at 8pm
OG ZaZa
food
Swipe for Watch Parties


OG ZaZa






MR PIG'S SMOKERY
MR PIG'S SMOKERY

LIVE STAY WORK PLAY

CBY PARK

Winners Circle Development: Mr. Pig's Smokery





Canterbury Park: Office at Winners Circle Development


GREYSTONE
CONSTRUCTION


New Office
SIGNAGE
SIGNAGE

28,000 SF Office Completed in 2021·

100% Leased

Construction Start November 2024: 14.000 SF available of 28.000

Construction and Leasing Phase

Welcome to Danny's Construction!


LIVE
STAY
WORK
PLAY

Canterbury Development: Trackside Subdivision

CANTERBURY PARK
TRACKSIDE MASTER PLAN




GREEN LINK
SOUTHWEST DEVELOPMENT
GREEN LINK

6-furlong chute

RSP

CONFLUENCE

ISG

Trackside Development: Boardwalk Kitchen & Bar


BOARDWALK
KITCHEN & BAR


BOARDWALK

CBY PARK

Trackside Development: Boardwalk Kitchen & Bar





Trackside Development: Boardwalk Kitchen & Bar





Trackside Development: Boardwalk Kitchen & Bar





CBY PARK

Trackside Development: Concepts



SHENANDOAH DR.
VIERLING DR.

Trackside Development: City Park & Using Park Dedication Fees


VIEWS TOWARDS TRACK
VIEWING MOUND
VIEWING MOUND
VIEWING MOUND
PARKING LOT
LAWN
PRACTICE TRACK
POND
TRACK PROMENADE
BENCH

CANTERBURY COMMONS PARK
MARCH 2025

Trackside Development: City Park & Park Dedication Fees





Canterbury: Backside Improvements


GREYSTONE
CANTERBURY PARK
HORSE BARNS





Amphitheater: Construction Progress



Amphitheater: Live Nation is Operator for 19,000 seat music venue



Amphitheater: Live Nation is Operator for 19,000 seat music venue


BURGER
SNACKS
TACOS
PIZZA

Amphitheater: Live Nation is Operator for 19,000 seat music venue


The Backyard
BAR



Amphitheater: Live Nation is Operator for 19,000 seat music venue





Entertainment District : South of Amp




26 acres

- 4000 ft of New Road
- 26 acres of Future Development

New Entertainment District : South of Amp



Concept Only/Illustrative